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                                                                 EXHIBIT 10.11.5

                               SECURITY AGREEMENT


        THIS SECURITY AGREEMENT (this "AGREEMENT") is made as of November 21, 1997, by STB Systems, Inc., a Texas corporation ("DEBTOR"), in favor of Bank One, Texas, N.A., a national banking association, as Agent for the Lenders under the Credit Agreement described below ("SECURED PARTY"). Debtor hereby agrees as follows:

        Section 1. Definitions and Construction

        Section 1.1. General Definitions. Among the terms used in this Agreement are the following:

        "COLLATERAL" means all property, of whatever type, which is described in
Section 2.1 as being at any time subject to a security interest hereunder to Secured Party.

        "CREDIT AGREEMENT" means that certain Credit Agreement dated of even date herewith among Debtor, Secured Party and certain lenders ("LENDERS"), as from time to time amended, supplemented or restated.

        "SECURED OBLIGATIONS" has the meaning given it in Section 2.2.

        Section 1.2. Construction. All capitalized terms used in this Agreement which are defined in the Credit Agreement and not otherwise defined herein shall have the same meanings herein as set forth therein. All terms used in this Agreement which are defined in the Uniform Commercial Code currently in effect in the State of Texas (the "CODE") and not otherwise defined herein or in the Credit Agreement shall have the same meanings herein as set forth therein, except where the context otherwise requires. Unless the context otherwise requires or unless otherwise provided herein, references in this Agreement to a particular agreement, instrument or document (including, but not limited to, references in Section 2.1) also refer to and include all renewals, extensions, amendments, modifications, supplements or restatements of any such agreement, instrument or document, provided that nothing contained in this Section shall be construed to allow, without written consent of Secured Party, any Person to execute or enter into any such renewal, extension, amendment, modification, supplement or restatement.

        Section 2. Security Interest

        Section 2.1. Grant of Security Interest. As collateral security for all of the Secured Obligations, Debtor hereby pledges and assigns to Secured Party and grants to Secured Party a continuing security interest, for the benefit of Lenders, in all of the following (the "COLLATERAL"):

        Accounts. All accounts (as defined in the Code) of any kind and all other rights to payment for goods sold or leased or for services which have been (or are to be) rendered, regardless


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        of whether such accounts or other rights to payment have been earned by performance, all chattel paper, documents and instruments of any kind, relating to such accounts and all rights in, to or under all security agreements, leases and other contracts securing or otherwise relating to any such accounts, chattel paper, documents, or instruments (the "RECEIVABLES").

        Copyrights. All copyrights, and all copyrights of works based on, incorporated in, derived from or relating to works covered by such copyrights, and all right, title and interest to make and exploit all derivative works based on or adopted from works covered by such copyrights, all registrations with respect thereto, all applications with respect thereto, and all extensions and renewals with respect to any of the foregoing, together with all rights and interests associated with the foregoing.

        Equipment. All equipment in all of its forms, wherever located (including without limitation the foregoing in any respect, equipment used in farming or a profession, if any) (the "EQUIPMENT").

        Instruments. All instruments in all forms (other than securities) and all interest, cash and other instruments or other writings or property from time to time received, receivable or otherwise distributed in respect of or in exchange for or in renewal or extension of any or all of the foregoing instruments (the "INSTRUMENTS").

        Inventory. All inventory in all of its forms, whether held for sale, lease or otherwise, wherever located including, but not limited to, all
        (i) raw materials and work in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof,
        (ii) goods in which Obligor has an interest in mass or a joint or other interest or right of any kind, and (iii) goods which are returned to or repossessed by Obligor (the "INVENTORY").

        General Intangibles, etc. All general intangibles of any kind (including, without limiting the foregoing in any respect, choses in action, tax refunds, and insurance proceeds), all chattel paper, documents, instruments, security agreements, leases, other contracts and money, and all other rights of Obligor (except those constituting Receivables to receive payments of money or the ownership of property) (the "GENERAL INTANGIBLES").

        Trademarks. All trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and any other designs or sources of business identifiers, indicia of origin or similar devices, all registrations with respect thereto, all applications with respect to the foregoing, and all extensions and renewals with respect to any of the foregoing, together with all of the goodwill associated therewith, in each case whether now or hereafter existing, and all rights and interest associated with the foregoing.

        Other Collateral. To the extent not otherwise covered by the foregoing all chattel paper, documents, money and other types of personal property.

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        Lockbox; Bank Accounts. The Lockbox, the Collateral Account, and all
        funds and investments held in the Collateral Account from time to time or purchased with proceeds thereof, and any and all other moneys, securities or other property (and the proceeds therefrom) of the Debtor now or hereafter held or received by or in transit to Secured Party or any Lender from or for the account of Borrower, whether for safekeeping, custody, pledge, transmission, collection or otherwise, any and all deposits (general or special, time or demand, provisional or final) of the Debtor with Secured Party or any Lender, and any other credits and claims of the Debtor at any time existing against Secured Party or any Lender, including claims under certificates of deposit.

        Related Collateral and Proceeds. All books and records (including, without limitation, customer lists, computer software, computer hardware, computer disks and tapes and other materials and records) of Debtor pertaining in any way to any or all of the foregoing; all parts of, all accessions to, all replacements for, all products of, all payments of any type in lieu of or in respect of, and all documents and general intangibles covering or relating to any or all of the foregoing; all proceeds of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the payee thereof) or under any indemnity, warranty or guaranty by reason of loss to or otherwise with respect to any of the foregoing Collateral.

In each case, the foregoing shall be covered by this Agreement, whether now or hereafter existing, and whether Debtor's ownership or other rights therein are now held or hereafter acquired and howsoever Debtor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

        Section 2.2 Obligations Secured. The security interest created hereby in the Collateral constitutes continuing collateral security for (i) the "Obligations" as defined in the Credit Agreement, and of all amounts from time to time owing by Debtor under the Credit Agreement, the Notes and the other Loan Documents whether now existing or hereafter arising, (ii) all other loans and future advances made by Lenders to Debtor and all other debts, obligations and liabilities of every kind and character of Debtor now or hereafter existing in favor of Secured Party or Lenders, whether such debts, obligations or liabilities be direct or indirect, primary or secondary, joint or several, fixed or contingent, and whether originally payable to Lenders or to a third party and subsequently acquired by a Lender, and whether such debts, obligations or liabilities are evidenced by notes, open account, overdraft, endorsement, security agreement, guaranty, or otherwise (it being contemplated that Debtor may hereafter become indebted to Lenders in further sum or sums but Lenders shall have no obligation to extend further indebtedness by reason of this Agreement) and (iii) the due performance and observance by Debtor of all of its other obligations from time to time existing under or in respect of any of the Loan Documents (collectively, the "SECURED OBLIGATIONS").


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        Section 3. Representations, Warranties and Covenants

        Section 3.1 Representations and Warranties. Debtor represents and warrants as follows:

(a) Ownership and Liens. Debtor has good and marketable title to the Collateral free and clear of all liens, security interests, encumbrances or adverse claims, except for the security interest created by this Agreement. No dispute, right of setoff, counterclaim or defense exists with respect to all or any part of the Collateral. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office except such as may have been filed in favor of Secured Party relating to this Agreement.

(b) Security Interest. Debtor has and will have at all times full right, power and authority to grant a security interest in the Collateral to Secured Party in the manner provided herein, free and clear of any lien, security interest or other charge or encumbrance. This Agreement creates a valid and binding security interest in favor of Secured Party in the Collateral securing the Secured Obligations.

(c) Location. Debtor's residence or chief executive office and principal place of business, as the case may be, and the office where the records concerning the Collateral are kept is located at its address set forth next to Debtor's signature below. Unless disclosed to the Secured Party in writing, all Collateral constituting Equipment and Inventory is located in the State of Texas.

        Section 3.2. Covenants. Unless Secured Party shall otherwise consent in writing, Debtor will at all times comply with the covenants contained in this
Section 3.2.

(a) Further Assurances. Debtor will, at its expense and at any time and from time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Secured Party may request in order (i) to perfect and protect the security interest created or purported to be created hereby and the first priority of such security interest; (ii) to enable Secured Party to exercise and enforce its rights and remedies hereunder in respect of the Collateral; or (iii) to otherwise effect the purposes of this Agreement.

(b) Inspection of Collateral and Information. Debtor will keep adequate records concerning the Collateral and will permit Secured Party and all representatives appointed by Secured Party, including independent accountants, agents, attorneys, appraisers and any other persons to inspect any of the Collateral upon reasonable notice and the books and records of or relating to the Collateral at any time during normal business hours, and to make photocopies and photographs thereof, and to write down and record any information as such representatives shall obtain. Debtor will furnish to Secured Party any information which Secured Party may from time to

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        time reasonably request concerning any covenant, provision or representation contained herein or any other matter in connection with the Collateral.

(c) Condition of Goods. Obligor will maintain, preserve, protect and keep all Collateral which constitutes goods in good condition, repair and working order (ordinary wear and tear excepted) and will cause such Collateral to be used and operated in a good and workmanlike manner, in accordance with applicable law and in a manner which will not make void or cancelable any insurance with respect to such Collateral. Obligor will promptly make or cause to be made all repairs, replacements and other improvements to or in connection with the Collateral which are necessary or desirable or that Secured Party may reasonably request to such end.

(d) Insurance and Payment of Taxes, etc. Debtor will, at its own expense, maintain insurance with respect to all Collateral which constitutes goods in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to Secured Party from time to time. Debtor (i) will timely pay all property and other taxes, assessments and governmental charges or levies imposed upon the Collateral or any part thereof; (ii) will timely pay all lawful claims which, if unpaid, might become a lien or charge upon the Collateral or any part thereof; and
        (iii) will maintain appropriate accruals and reserves for all such liabilities in a timely fashion in accordance with generally accepted accounting principles. Debtor may, however, delay paying or discharging any such taxes, assessments, charges, claims or liabilities so long as the validity thereof is contested in good faith by proper proceedings and it has set aside on its books adequate reserves therefor.

(e) Receivables and General Intangibles. Debtor will, except as otherwise provided herein, collect, at its own expense, all amounts due or to become due under each of the Receivables and General Intangibles. In connection with such collections, Debtor may (and, at Secured Party's direction, will) take such action as Debtor or Secured Party may deem necessary or advisable to enforce collection or performance of each of the Receivables and General Intangibles. Debtor will duly perform and cause to be performed all of its obligations with respect to the goods or services, the sale or lease or rendition of which gave rise or will give rise to each Receivable and all of its obligations to be performed under or with respect to the General Intangibles.

(f) Delivery of Pledged Collateral. All instruments and writings constituting Instruments from time to time shall be delivered to Secured Party promptly upon the receipt thereof by or on behalf of Obligor. All such Instruments shall be held by or on behalf of Secured Party pursuant hereto and shall be delivered in suitable form for transfer by delivery with any necessary endorsement or shall be accompanied by fully executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party.


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(g)     Transfer or Encumbrance. Debtor will not sell, assign (by operation of law or otherwise), transfer, exchange, lease or otherwise dispose of any of the Collateral, nor will Debtor grant a lien or security interest in or execute, file or record any financing statement or other security instrument with respect to the Collateral, nor will Debtor deliver actual or constructive possession of the Collateral to any other Person, other than: (i) sales or leases of Inventory in the ordinary course of business, and (ii) sale or other disposal, other than during the continuance of an Event of Default, of any item of Equipment which is worn out or obsolete and which has been replaced by an item of equal suitability and value, owned by Debtor and made subject to the security interest under this Agreement, but which is otherwise free and clear of any liens, security interest, encumbrance or adverse claim.

(h) Possession and Compromise of Collateral. Debtor will not cause or permit the removal of any item of the Collateral from its possession, control and risk of loss. Debtor will not adjust, settle, compromise, amend or modify any of the Collateral, other than an adjustment, settlement, compromise, amendment or modification in good faith and in the ordinary course of business, other than during the continuance of an Event of Default, of any Receivable or General Intangible.

(I) Financing Statement Filings. Debtor will not cause or permit any change to be made in its name, identity or corporate structure, or any change to be made to a jurisdiction other than as represented in Section 3.1 hereof (i) in the location of any Collateral, (ii) the location of any records concerning any Collateral or (iii) in the location of Debtor's residence or chief executive office or chief place of business, as the case may be, unless Debtor shall have notified Secured Party of such change at lease thirty (30) days prior to the effective date of such change, and shall have first taken all action required by Secured Party for the purpose of further perfecting or protecting the security interest in favor of Secured Party in the Collateral.

(j) Lockbox and Collateral Account. There is hereby established with Secured Party a cash collateral account (the "COLLATERAL ACCOUNT") in the name and under the control of Secured Party into which there shall be deposited from time to time the cash proceeds of the Collateral required to be delivered to Secured Party pursuant to the following subsections of this Section 3.2 or pursuant to any other provision of this Agreement or any other Loan Document. Secured Party shall have the right, at any time and from time to time, to notify (or to require Debtor to notify) any and all obligors under any Receivables, General Intangibles, Instruments, or other rights to payment included among the Collateral of the assignment thereof to Secured Party under this Agreement and to direct such obligors to make payment of all amounts due or to become due to Debtor thereunder directly to Secured Party and, upon such notification and at the expense of Debtor and to the extent permitted by law, to enforce collection of any such Receivables, General Intangibles, Instruments, or other rights to payment and to adjust, settle or compromise the amount or payment thereof,

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        in the same manner and to the same extent as Debtor could have done.
        Debtor and Secured Party shall deal with the Collateral Account as follows:

             (i) Debtor shall instruct all account debtors and other Persons obligated to make payments to Debtor on any Receivables, General Intangibles, Instruments, or other rights to payment included within the Collateral to make such payments directly to a post office box (the "Lock Box") which shall be in the name and under the control of Secured Party. So long as no Default or Event of Default shall have occurred and be continuing, all such payments received through the Lock Box shall be deposited into an operating account of Debtor. Upon the occurrence and during the continuance of a Default or Event of Default, (i) all such payments made through the Lock Box shall be deposited in the Collateral Account and (ii) if the proceeds of any Collateral (including any payments with respect to which instructions have been given as provided above) shall be received by it, Debtor shall as promptly as possible deposit such proceeds into the Collateral Account. Until so deposited, all such proceeds shall be held in trust by Debtor for Secured Party and shall not be commingled with any other funds or property of Debtor, and Debtor will not adjust, settle or compromise the amount or payment of any such Receivable, General Intangible, Instrument, or other right to payment or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon if the amount thereof exceeds $100,000 in the aggregate during each calendar month
                    (y) unless a Receivable in an amount at least equal to the amount of the reduction of the Receivable so adjusted, settled or compromised is substituted therefor in the Borrowing Base, or (z) as a result thereof the Borrowing Base, as redetermined immediately after such adjustment, settlement or compromise, would equal or exceed the outstanding principal balance of the Loans at such time. Upon any such adjustment, settlement or compromise described in the immediately preceding clause (z) a new Borrowing Base Report shall be delivered to Agent and the Borrowing Base shall be redetermined.

             (ii) Amounts on deposit in the Collateral Account shall either remain on deposit therein or be invested and re-invested from time to time in such Liquid Investments as Secured Party shall determine, which Liquid Investments shall be held in the name and be under the control of Secured Party until liquidated and applied as provided in the following subsection (iii). Any income received by Secured Party with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest on or proceeds of Liquid Investments, shall also remain, or be deposited, in the Collateral Account. All right, title and interest in and to the amounts on deposit from time to time in the Collateral Account, together with any Liquid Investments from time to time made pursuant to this section shall vest in Secured Party, shall constitute part of the Collateral hereunder, and shall not

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                    constitute payment of the Secured Obligations until applied thereto as herein provided.

             (iii)  Secured Party shall, at Secured Party's discretion, either
                    (A) continue to hold the balance of the Cash Collateral Account and all Liquid Investments as Collateral, or (B) apply any or all of the balance from time to time standing to the credit of the Collateral Account (subject to collection) as specified in Section 4.3 and liquidate any or all Liquid Investments and apply the proceeds thereof as specified in Section 4.3.

             (iV) As used in this section, "LIQUID INVESTMENT" means any investment in the name of Secured Party (and, in the opinion of counsel to Secured Party, appropriately subject to a perfected security interest in favor of Secured Party) which matures within one month after it is acquired by Secured Party and is either (A) a certificate of deposit or time deposit issued by Secured Party or (B) an obligation entitled to the full faith and credit of the United States which is in book-entry form and subject to pledge under applicable state law and Treasury regulations.

        Section 4. Remedies, Powers and Authorizations

        Section 4.1. Provisions Concerning the Collateral

        (a) Power of Attorney. If Default or Potential Default Exists, Debtor hereby irrevocably appoints Secured Party as Debtor's attorney-in-fact and proxy, with full authority in the place and stead of Debtor and in the name of Debtor or otherwise, from time to time in Secured Party's reasonable discretion, to take any action and to execute any instrument which Secured Party may reasonably deem necessary or advisable to accomplish the purposes of this Agreement.

        (b) Performance by Secured Party. If Debtor fails to perform any agreement or obligation contained herein, Secured Party may itself perform, or cause performance of, such agreement or obligation, and the expenses of Secured Party incurred in connection therewith shall be payable by Debtor under
                    Section 4.5.

        Section 4.2. Event of Default - Remedies. If an Event of Default shall have occurred and be continuing, and without limiting other rights and remedies provided herein, under the Loan Documents or otherwise available to Secured Party, Secured Party may from time to time in its discretion, without limitation and without notice (a) exercise in respect of the Collateral all the rights and remedies of a secured party on default under the Code (whether or not the Code applies to the affected Collateral); (b) require Debtor to, and Debtor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to both parties; (c) reduce its claim to judgment or foreclose or otherwise

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enforce, in whole or in part, the security interest created hereby by any available judicial procedure; or (d) apply by appropriate judicial proceedings for appointment of a receiver for the Collateral, or any part thereof, and Debtor hereby consents to any such appointment. Debtor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days' notice to Debtor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

        Section 4.3. Application of Proceeds. If any Default or Event of Default shall have occurred and be continuing, Secured Party may in its discretion apply any cash held by Secured Party as Collateral, and any cash proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral, to any or all of the following in such order as Secured Party may elect: (a) to the repayment of the reasonable costs and expenses, including reasonable attorneys' fees and legal expenses, incurred by Secured Party in connection with (i) the administration of this Agreement,
(ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure of Debtor to perform or observe any of the provisions hereof; (b) to the payment or other satisfaction of any liens and other encumbrances upon any of the Collateral; (c) to the satisfaction of any other Secured Obligations; (d) by holding the same as Collateral; (e) to the payment of any other amounts required by applicable law (including, without limitation, Section 9.504(a)(3) of the Code or any successor or similar, applicable statutory provision); and (f) by delivery to Debtor or to whomsoever shall be lawfully entitled to receive the same or as a court of competent jurisdiction shall direct.

        Section 4.4. Deficiency. In the event that the proceeds of any sale, collection or realization of or upon Collateral by Secured Party are insufficient to pay all amounts to which Secured Party is legally entitled, Debtor shall be liable for the deficiency, together with interest thereon at such other rate as shall be fixed by applicable law, together with the costs of collection and the reasonable fees of any attorneys employed by Secured Party to collect such deficiency.

        Section 4.5. Indemnity and Expenses.

        (a) Debtor hereby indemnifies and agrees to hold harmless Secured Party and each Lender and their respective officers, directors, employees, agents and counsel (each an "INDEMNIFIED PERSON") from and against any and all liabilities, obligations, claims, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever ("CLAIMS AND LIABILITIES") which may be imposed on, incurred by, or asserted against any Indemnified Person growing out of or resulting from this Agreement and the transactions and events at any time associated therewith. THE FOREGOING INDEMNIFICATION SHALL APPLY WHETHER OR NOT SUCH CLAIMS AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT OWED, IN WHOLE OR IN PART,

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                    UNDER ANY CLAIM OR THEORY OF STRICT LIABILITY, OR ARE CAUSED
                    IN WHOLE OR IN PART BY ANY NEGLIGENT ACT OR OMISSION BY ANY INDEMNIFIED PERSON, except to the limited extent any Claims and Liabilities of an Indemnified Person are proximately caused by such Indemnified Person's gross negligence or willful misconduct. The indemnification provided for in this section shall survive the termination of this Agreement.

        (b) Debtor will upon demand pay to Secured Party the amount of any and all reasonable costs and expenses, including the fees and disbursements of Secured Party's counsel and of any experts and agents, which Secured Party may incur in connection with (i) the transaction which give rise to this Agreement; (ii) the preparation of this Agreement and the perfection and preservation of this security interest created under this Agreement; (iii) the administration of this Agreement; (iv) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral; (v) the exercise or enforcement of any of the rights of Secured Party hereunder; or (vi) the failure by Debtor to perform or observe any of the provisions hereof, except expenses resulting from Secured Party's gross negligence or willful misconduct.

Section 5. Miscellaneous

        Section 5.1. Waiver and Amendment. No failure or delay by Secured Party in exercising any right, power or remedy which Secured Party may have under this Agreement shall operate as a waiver thereof or of any other right, power of remedy, nor shall any single or partial exercise by Secured Party of any such right, power or remedy preclude any other or future exercise thereof or of any other right, power or remedy. No waiver of any provision of this Agreement and no consent to any departure therefrom shall ever be effective unless it is in writing and signed by Secured Party, and then such waiver or consent shall be effective only in the specific instances and for the purposes for which given and to the extent specified in such writing. No modification or amendment of or supplement to this Agreement shall be valid or effective unless the same is in writing and signed by the party against whom it is sought to be enforced. In addition, all such amendments and waivers shall be effective only if given with the necessary approvals of Lenders as required in the Credit Agreement.

        Section 5.2. Notices. Any notice or communication required or permitted hereunder shall be given as provided in the Credit Agreement.

        Section 5.3. Preservation of Rights. No failure on the part of Secured Party to exercise, and no delay in exercising, any right hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The rights and remedies of Secured Party provided herein are cumulative and are in addition to, and not exclusive of, any rights or remedies provided by law.


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        Section 5.4. Binding Effect and Assignment. This Agreement creates a continuing security interest in the Collateral and (a) shall be binding on Debtor and its successors and permitted assigns and (b) shall inure, together with all rights and remedies of Secured Party hereunder, to the benefit of Secured Party and Lenders and their respective successors, transferees and assigns. None of the rights or obligations of Debtor hereunder may be assigned or otherwise transferred without the prior written consent of Secured Party.

        Section 5.5. Termination. It is contemplated by the parties hereto that there may be times when no Secured Obligations are outstanding, but notwithstanding such occurrences, this Agreement shall remain valid and shall be in full force and effect as to subsequent outstanding Secured Obligations. Upon written request for the termination hereof delivered by Debtor to Secured Party, if no Secured Obligations are outstanding, and the Credit Agreement and the commitment of Lenders to extend credit to Debtor have terminated or expired, this Agreement and the security interest created hereby shall terminate and Secured Party will at Debtor's expense, (a) return to Debtor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof; and (b) execute and deliver to Debtor such documents as Debtor shall reasonably request to evidence such termination.

        SECTION 5.8. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES OF AMERICA; EXCEPT TO THE EXTENT THAT THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.


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



        IN WITNESS WHEREOF, Debtor has caused this Agreement to be executed and delivered by its officer thereunto duly authorized, as of the date first above written.


Address:                              STB SYSTEMS, INC.

P.O. Box 850957
1651 N. Glenville
Richardson TX 75085-0957
                                      By:  /s/  AUTHORIZED OFFICER
                                         ------------------------------------
                                         Name:
                                         Title:

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